EXHIBIT 10.18

ACKNOWLEDGEMENT AND CONSENT
TO AMENDED AND RESTATED CREDIT AGREEMENT

This ACKNOWLEDGEMENT AND CONSENT TO AMENDED AND RESTATED CREDIT AGREEMENT (this “Acknowledgement  and Consent” ) is dated as of December 7, 2001 and entered into by the undersigned, and is made with reference to that certain Amended and Restated Credit Agreement dated as of the date hereof (the “Restated Credit Agreement” ), by and among Hauser, Inc., Hauser Technical Services, Inc., Botanicals International Extracts, Inc., Zetapharm, Inc., Wilcox Natural Products, Inc. (collectively, the “Borrowers”), and Wells Fargo Bank, National Association (the “Lender”), which amends and restates that certain Credit Agreement dated as of June 11, 1999 (as amended, supplemented or otherwise modified prior to the date hereof, the “Original Credit Agreement”) by and among the Borrowers and the Lender.  Capitalized terms used herein without definition shall have the same meanings herein as set forth in the Restated Credit Agreement.

Each of the undersigned hereby acknowledges that it is a party to the Restated Credit Agreement and that, notwithstanding amendment, such agreement remains in full force and effect.  Each of the Borrowers hereby acknowledges that it has reviewed the terms and provisions of the Restated Credit Agreement and consents to the amendment and restatement of the Original Credit Agreement effected pursuant to the Restated Credit Agreement.  Each of the Borrowers hereby confirms that each of the Security Documents to which it is a party or otherwise bound and all Collateral encumbered thereby will continue to guaranty or secure, as the case may be, to the fullest extent possible the payment and performance of all Obligations including, without limitation, the payment and performance of all such Obligations of the Borrowers now or hereafter existing under or in respect of the Restated Credit Agreement and the Notes defined therein.  Without limiting the generality of the foregoing, each of the Borrowers hereby acknowledges and confirms the understanding and intent of such party that, upon the Effective Date, the definition of “Obligations” contained in the Restated Credit Agreement includes the obligations of the Borrowers under the Term Note and the Revolving Credit Note which amend and restate the Notes (as such term is defined in the Original Credit Agreement).

Each of the Borrowers acknowledges and agrees that any of the Security Documents to which it is a party or otherwise bound shall continue in full force and effect and that all of its obligations thereunder (which obligations on the date hereof remain absolute and unconditional and are not subject to any defense, set-off or counterclaim) shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Acknowledgment and Consent.  Each of the Borrowers represents and warrants that all representations and warranties contained in the Restated Credit Agreement and the Security Documents to which it is a party or otherwise bound are true and correct in all material respects on and as of the Effective Date to the same extent as though made on and as of that date, except to the extent such representations and warranties specifically relate to an earlier date, in which case they were true and correct in all material respects on and as of such earlier date.  In addition, and without limiting the foregoing, each of the Borrowers represents and warrants that except as stated in Schedule 1 annexed hereto, there has been no change in any of the information set forth in, or annexed to, the Perfection Certificate dated as of June 11, 1999 executed by the Chief Financial Officer of the Company and delivered to the Lender pursuant to the Original Credit Agreement and the Security Documents.

THIS ACKNOWLEDGEMENT AND CONSENT AND THE RIGHTS AND OBLIGATIONS OF THE UNDERSIGNED SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF CALIFORNIA WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

This Acknowledgement and Consent may be executed in counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract.

IN WITNESS WHEREOF, the undersigned has caused this Acknowledgement and Consent to be duly executed and delivered by their respective officers thereunto duly authorized as of the date first written above.

THE BORROWERS:

HAUSER, INC.

	By:	/s/ Kenneth C. Cleveland
Name: Kenneth C. Cleveland
Title: Chief Executive Officer

HAUSER TECHNICAL SERVICES, INC.

	By:	/s/ Thomas W. Hanlon
Name: Thomas W. Hanlon
Title: Secretary and Treasurer

BOTANICALS INTERNATIONAL EXTRACTS, INC.

	By:	/s/ Kenneth C. Cleveland
Name: Kenneth C. Cleveland
Title: Chief Executive Officer

ZETAPHARM, INC.

	By:	/s/ Thomas W. Hanlon
Name: Thomas W. Hanlon
Title: Secretary and Treasurer

S-1

Schedule 1.0

S-2